EXHIBIT 1
                            Joint Filing Agreement

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01, of Merrill Corporation, a Minnesota corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

DLJ Merchant Banking Partners II, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President

DLJ Merchant Banking Partners II-A, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Millennium Partners, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Millennium Partners-A, L.P.
by:   DLJ Merchant Banking II, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ EAB Partners, L.P.
by:   DLJ LBO Plans Management Corporation
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Offshore Partners II, C.V.
by:   DLJ Merchant Banking II, Inc.
its:  Advisory General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Merchant Banking II, LLC
by:   DLJ Merchant Banking II, Inc.
its:  Managing Member


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Merchant Banking II, Inc.


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President

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DLJ Diversified Partners, L.P.
by:   DLJ Diversified Partners, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President

DLJ Diversified Partners-A L.P.
by:   DLJ Diversified Partners, Inc.
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President

DLJ Diversified Associates, L.P.
by:   DLJ Diversified Partners, Inc.
its:  General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ Diversified Partners, Inc.


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President



DLJ First ESC, L.P.
by:   DLJ LBO Plans Management Corporation
its:  Managing General Partner


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President

DLJ ESC II, L.P.
by: DLJ LBO Plans Management Corporation
its: Managing General Partner




By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President


DLJ LBO Plans Management Corporation


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President



DLJMB Funding II, Inc.


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President



DLJ Capital Investors, Inc.


By: /s/ Ivy Dodes
    ----------------------------------
Name:  Ivy Dodes
Title: Vice President



Donaldson, Lufkin & Jenrette, Inc.




By: /s/ Marjorie White
    ----------------------------------
Name:  Marjorie White
Title: Secretary





The Equitable Companies Incorporated




By: /s/ Alvin H. Fenichel
    ----------------------------------
Name:  Alvin H. Fenichel
Title: Attorney-in-fact


AXA
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
AXA Conseil Vie Assurance Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above




By: /s/ Alvin H. Fenichel
    ----------------------------------
Name: Alvin H. Fenichel
Title: Attorney-in-fact